SUMMARY PROSPECTUS
April 28, 2017 (As Amended February 15, 2018)
MFS® Strategic Income Portfolio
Service Class

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated April 28, 2017, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Service Class	N/A

Summary of Key Information
Investment Objective
The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect the exclusion of a one-time reimbursement of expenses by the fund's custodian (or former custodian) for a billing error. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Acquired (Underlying) Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.24%
Fee Reductions and/or Expense Reimbursements[1]	(0.18)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.06%

1
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 1.05% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.

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MFS Strategic Income Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$108	$376	$664	$1,484

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in a broad range of debt instruments issued by U.S. and foreign corporate, government, and other entities, including below investment grade quality debt instruments and debt instruments of issuers located in emerging market countries. MFS focuses on investing the fund's assets in corporate bonds, mortgage-backed and other asset-backed securities, U.S. Government securities, and debt instruments of issuers located in emerging market countries. MFS allocates the fund's assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund's assets in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
MFS may invest up to 100% of the fund's assets in below investment grade quality debt instruments.
MFS may invest a significant percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.
MFS may invest the fund's assets in other mutual funds advised by MFS that invest in particular investment types rather than invest directly in such investments.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Below investment grade quality debt instruments (commonly referred to as "high yield securities" or "junk bonds") can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

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MFS Strategic Income Portfolio

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries or regions to which the fund is exposed.
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument's holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Equity Market/Company Risk: Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.
The fund's past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.
Service Class Bar Chart.

The total return for the three-month period ended March 31, 2017, was 1.87%. During the period(s) shown in the bar chart, the highest quarterly return was 11.28% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (7.98)% (for the calendar quarter ended December 31, 2008).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

Share Class	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	8.00%	3.96%	4.74%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Investment Adviser
MFS serves as the investment adviser for the fund.

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MFS Strategic Income Portfolio

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joshua Marston	2015	Investment Officer of MFS
William Adams	2011	Chief Investment Officer- Global Fixed Income of MFS
Ward Brown	2013	Investment Officer of MFS
Philipp Burgener	February 2017	Investment Officer of MFS
David Cole	2011	Investment Officer of MFS
Alexander Mackey	February 2017	Investment Officer of MFS
Robert Persons	2005	Investment Officer of MFS
Matt Ryan	2005	Investment Officer of MFS

Effective March 1, 2018, the above table is restated as follows:
Portfolio Manager	Since	Title
Joshua Marston	2015	Investment Officer of MFS
William Adams	2011	Chief Investment Officer- Global Fixed Income of MFS
Ward Brown	2013	Investment Officer of MFS
Philipp Burgener	2017	Investment Officer of MFS
David Cole	2011	Investment Officer of MFS
Alexander Mackey	2017	Investment Officer of MFS
Robert Persons	2005	Investment Officer of MFS
Matt Ryan	2005	Investment Officer of MFS
Michael Skatrud	March 2018	Investment Officer of MFS
As of September 1, 2018 William Adams will no longer be a portfolio manager of the fund.
Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.
Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.
Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.

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